UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 10, 2013
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
The final results for each of the matters submitted to a vote of security holders at the Company's 2013 annual meeting of stockholders were as follows:
(1) The following individuals were elected as Directors of the Company to serve until the next annual meeting of stockholders:

	Votes For	Votes Withheld	Broker Non-votes

Irving Bolotin	406,819,727	3,091,581	32,254,778
Steven L. Gerard	403,468,812	6,442,496	32,254,778
Theron I. ("Tig") Gilliam	405,166,746	4,744,562	32,254,778
Sherrill W. Hudson	405,242,565	4,668,743	32,254,778
R. Kirk Landon	404,893,261	5,018,047	32,254,778
Sidney Lapidus	406,865,861	3,045,447	32,254,778
Stuart A. Miller	407,270,898	2,640,410	32,254,778
Jeffrey Sonnenfeld	408,735,618	1,175,690	32,254,778
(2) Stockholders approved, in a non-binding advisory vote, the compensation of the named executive officers described in the Proxy statement dated March 1, 2013 relating to the Company's 2013 Annual Meeting of Stockholders. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes

333,013,911	59,731,617	17,165,780	32,254,778
(3) Stockholders ratified Deloitte & Touche LLP as the independent registered public accounting firm for the Company's fiscal year ending November 30, 2013. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstaining

432,918,414	1,921,757	7,325,915

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2013	Lennar Corporation

	By:	/s/ Bruce E. Gross
	Name:	Bruce E. Gross
	Title:	Vice President and Chief Financial Officer

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